                                                                   EX-99.B(h)(1)

                            ADMINISTRATION AGREEMENT

         THIS AGREEMENT is made as of this 1st day of March, 2003, by and between Wells Fargo Funds Trust, a Delaware statutory trust (the "Trust") and Wells Fargo Funds Management, LLC, a limited liability company organized under the laws of the State of Delaware ("Funds Management").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain Funds Management to render certain administrative services to the Trust's investment portfolios (individually, a "Fund" and collectively, the "Funds") and with respect to the share classes of multi-class Funds (individually, a "Class" and collectively, the "Classes") listed on Appendix A, and Funds Management is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Funds Management to act as Administrator of the Funds, and Funds Management hereby accepts such appointment and agrees to render such services and duties set forth in Paragraph 3, for the compensation and on the terms herein provided. Each new investment portfolio and share class thereof established in the future by the Trust shall automatically become a "Fund" or "Class," respectively, for all purposes hereunder as if it were listed on Appendix A, absent written notification to the contrary by either the Trust or Funds Management.

         2. Delivery of Documents. The Trust shall furnish to, or cause to be furnished to, Funds Management originals of, or copies of, all books, records, and other documents and papers related in any way to the administration of the Trust.

         3. Duties as Administrator. Funds Management shall, at its expense, provide the following administrative services in connection with the operations of the Trust and the Funds:

            (a) coordinate, supervise and make all payments to the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers;

            (b)  receive and tabulate shareholder votes;

            (c)  furnish statistical and research data;

            (d) coordinate (or assist in) the preparation and filing with the U.S. Securities and Exchange Commission ("SEC") of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

            (e) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

            (f)  prepare and file Form 24F-2s and N-SARs;

            (g) review bills submitted to the Funds and, upon determining that a bill is appropriate, allocating amounts to the appropriate Funds and Classes thereof and instructing the Funds' custodian to pay such bills;

            (h) coordinate (or assist in) the preparation of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications;

            (i) prepare expense table and performance information for annual updates;

            (j) provide legal and regulatory advice to the Funds in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Trust and supervising the work of such counsel;

            (k)  provide office facilities and clerical support for the Funds;

            (l) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions;

            (m) serve as liaison between the Funds and their independent auditors;

            (n)  prepare and file tax returns;

            (o)  review payments of Fund expenses;

            (p)  prepare expense budgeting and accruals;

            (q) provide communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant, any co-administrators, and other service organizations that render recordkeeping or shareholder communication services;

            (r) provide information to the Funds' distributor concerning fund performance and administration;

            (s) assist the Trust in the development of additional investment portfolios;

            (t) provide reports to the Funds' board of directors regarding its activities;

            (u) assist in the preparation and assembly of meeting materials, including comparable fee information, as required, for the Funds' board of directors; and

            (v) provide any other administrative services reasonably necessary for the operation of the Funds other than those services that are to be provided by the Trust's transfer and dividend disbursing agent, custodian, and fund accountant, provided that nothing in this Agreement shall be deemed to require Funds Management to provide any services that may not be provided by it under applicable banking laws and regulations.

         The parties hereto hereby acknowledge and agree that, for single class Funds, all of the administration services listed above are provided at the Fund level and that, for multi-class Funds, most of the administration services listed above are provided, to some degree, at the Fund level ("Fund-Level Duties"). Additionally, the parties hereto hereby acknowledge and agree that, for multi-class Funds, most of the administration services listed above are provided to a different degree at the Class level ("Class-Level Duties"). For multi-class Funds, such Class-Level Duties include, among others: (a) coordinating, supervising and paying the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers; (b) coordinating the preparation and filing of registration statements, notices, shareholder reports and other information materials, including prospectuses, proxies and other shareholder communications for a Class; (c) receiving and tabulating Class-specific shareholder votes; (d) reviewing bills submitted to the Funds and, upon determining that a bill is appropriate, allocating amounts to the appropriate Funds and Classes thereof and instructing the Funds' custodian to pay such bills; and (e) assembling and disseminating information concerning Class performance, expenses, distributions and administration.

         In performing all services under this Agreement, Funds Management shall: (a) act in conformity with the Trust's Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to time, and all relevant rules thereunder, and with the Trust's registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

         In connection with its duties under this Paragraph, Funds Management may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with Funds Management to comply with this Agreement and all relevant provisions of the 1940 Act any other applicable laws as may be amended from time to time, and all relevant rules thereunder. Funds Management will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. Funds Management will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Paragraph 5.

         4. Compensation. In consideration of the Fund-Level Duties and Class-Level Duties rendered by Funds Management under this Agreement for each multi-class Fund, the Trust shall pay Funds Management a Fund-Level Fee and Class-Level Fee, respectively, as shown on Appendix A. In consideration of the duties rendered by Funds Management under this Agreement for each single class Fund, the Trust shall pay Funds Management a fee, as shown on Appendix A. The fees payable pursuant to this Paragraph shall be calculated based on the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of each Fund's or Class's net assets, as appropriate, during the preceding month. If the fee payable to Funds Management pursuant to this Paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Fund's or Class's net assets shall be computed in the manner specified in that Fund's or Class's registration statement as then on file with the SEC for the computation of the value of the Fund's or Class's net assets in connection with the determination of the net asset value of Fund or Class shares. For purposes of this Agreement, a "business day" for a Fund is any day that the Fund is open for trading.

         5.   Limitation of Liability; Indemnification.

              (a) Funds Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from Funds Management's willful misfeasance, bad faith, or negligence in the performance of its obligations and duties or that of its agents or sub-administrators, or by reason of its or their reckless disregard thereof. Any person, even though also an officer, director, employee or agent of Funds Management, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Funds Management's duties as Administrator hereunder), to be acting solely for the Trust and not as an officer, director, employee, or agent or one under the control or discretion of Funds Management even though paid by it.

              (b) The Trust, on behalf of each Fund, will indemnify Funds Management against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit relating to the particular Fund and not resulting from willful misfeasance, bad faith, or negligence of Funds Management or its agents or sub-administrators in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. Funds Management will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust's prior written consent. Any amounts payable by the Trust under this Subparagraph shall be satisfied only against the assets of the Fund involved in the claim, demand, action, or suit and not against the assets of any other Fund.

              (c) Funds Management will indemnify the Trust against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit against the Trust or any Fund that resulted from a failure of Funds Management or its agents to act in accordance with the standard of care set forth in Subparagraph (a) above; provided that such loss, claim, damage, liability or expense did not result primarily from willful misfeasance, bad faith, or negligence of the Trust or its agents (other than Funds Management or agents of Funds Management) in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. The Trust will not confess any claim or settle or make any compromise in any instance in which Funds Management will be asked to provide indemnification, except with Funds Management's prior written consent.

         6. Allocation of Expenses. Funds Management assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition to the fees described in Section 4 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its expenses which are not expressly assumed by Funds Management hereunder. The expenses of legal counsel and accounting experts retained by Funds Management, after consulting with the Trust's legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by Funds Management of its duties under this Agreement shall be deemed to be expenses of, and shall be paid for by, the Trust.

         7. Amendments. This Agreement supersedes the administration agreement between Wells Fargo Funds Trust and Funds Management dated March 1, 2001 and the administration agreement between Wells Fargo Funds Trust and Wells Fargo Bank, N.A. dated November 8, 1999. This Agreement may be amended at any time by mutual agreement in writing of the Trust and Funds Management, provided that the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act, approves any such amendment in advance.

         8. Administrator's Other Businesses. Except to the extent necessary to perform Funds Management's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Funds Management, or any affiliate or employee of Funds Management, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         9. Duration. This Agreement shall become effective on its execution date and shall remain in full force and effect for one year or until terminated pursuant to the provisions in Paragraph 10, and it may be reapproved at least annually by the Board of Trustees, including a majority of the directors who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act.

         10. Termination of Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the members of the Trust's Board of Trustees, on 60 days' written notice to Funds Management; or by Funds Management on 60 days' written notice to the Trust.

         11. Expense Waivers. If in any fiscal year the total expenses of a Class incurred by, or allocated to, the Class, excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund and including only the fees provided for in Paragraph 4 and those provided for pursuant to the Fund's advisory agreement ("includible expenses"), exceed the applicable voluntary expense waivers, if any, set forth in the Prospectus, Funds Management shall waive or reimburse out of its Fund-Level Fee or Class-Level Fee, as appropriate, that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the fee payable pursuant to this Agreement is calculated under Paragraph 4, and the denominator of which shall be the sum of such percentage plus the percentage at which the fee payable pursuant to the Fund's advisory agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this Agreement and/or the Fund's advisory agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately for and applied separately to the portions of excess attributable to, the period to which a particular percentage rate applied. At the end of each month of the Trust's fiscal year, the Trust shall review the includible expenses accrued during that fiscal year to the end of that period and shall estimate the includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this Paragraph for a fiscal year with respect to the Class, the Fund-Level Fee or Class-Level Fee, as appropriate, for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the estimated excess pro rated over the remaining months of the fiscal year (including the month just ended). For purposes of computing the excess, if any, the value of the Fund's net assets shall be computed in the manner specified in Paragraph 4, and any reimbursements required to be made by Funds Management shall be made once a year promptly after the end of the affected Fund's fiscal year.

         12. Trust not bound to violate its Declaration of Trust. Nothing in this Agreement shall require the Trust to take any action contrary to any provision of its Declaration of Trust or to any applicable statute or regulation.

         13.  Miscellaneous.

              (a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Trust or Funds Management shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

         To the Trust:

         Wells Fargo Funds Trust
         525 Market Street, 12th Floor
         San Francisco, California 94163
         Attention: C. David Messman

         To Funds Management:

         Wells Fargo Funds Management, LLC
         525 Market Street, 12th Floor
         San Francisco, California 94163
         Attention: Karla M. Rabusch

              (b) This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be subject to assignment (as that term is defined under the 1940 Act) without the written consent of the other party.

              (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

              (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one agreement.

              (e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              (f) If any provision of this Agreement is declared to be prohibited or unenforceable, the remaining provisions of this Agreement shall continue to be valid and fully enforceable.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                              WELLS FARGO FUNDS TRUST


                              By:   /s/ C. David Messman
                                   ---------------------------------------------
                                     C. David Messman
                                     Secretary


                              WELLS FARGO FUNDS MANAGEMENT, LLC


                              By:   /s/ Karla M. Rabusch
                                   ---------------------------------------------
                                     Karla M. Rabusch
                                     Senior Vice President, Chief Administrative
                                     Officer and Chief Financial Officer

                                   Appendix A

                                                      -------------------------
                                                      Overview of Fee Structure
                                                      -------------------------

                                                     Fees for Multi-Class Funds
                                                     --------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                             Fund-Level       Class-Level          Total
             Multi-Class Non-Money Market Funds and Classes                      Fee              Fee               Fee
-------------------------------------------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares                                            0.05%             0.28%             0.33%
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares                                                     0.05%             0.20%             0.25%
-------------------------------------------------------------------------------------------------------------------------------
Select Class Shares                                                            0.05%             0.10%             0.15%
-------------------------------------------------------------------------------------------------------------------------------
             Multi-Class Money Market Funds and Classes                      Fund-Level       Class-Level          Total
                                                                                 Fee              Fee               Fee
-------------------------------------------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares                                            0.05%             0.22%             0.27%
-------------------------------------------------------------------------------------------------------------------------------
Service Class Shares                                                           0.05%             0.12%             0.17%
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class Shares                                                     0.05%             0.10%             0.15%
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares                                                     0.05%             0.08%             0.13%
-------------------------------------------------------------------------------------------------------------------------------


                                                     Fees for Single Class Funds
                                                     ---------------------------

                    -------------------------------------------------------------------------------------------

                            Single Class Non-Money Market Funds                           Fee
                    -------------------------------------------------------------------------------------------
                     Retail Funds                                                         0.33%
                    -------------------------------------------------------------------------------------------
                     Institutional Funds                                                  0.25%
                    -------------------------------------------------------------------------------------------
                     Select Funds                                                         0.15%
                    -------------------------------------------------------------------------------------------

                    -------------------------------------------------------------------------------------------

                            Single Class Money Market Funds                               Fee
                    -------------------------------------------------------------------------------------------
                     Retail Funds                                                         0.27%
                    -------------------------------------------------------------------------------------------
                     Service/Trust Funds                                                  0.17%
                    -------------------------------------------------------------------------------------------
                     Institutional Funds                                                  0.13%
                    -------------------------------------------------------------------------------------------


                                                      -------------------------
                                                      List of Funds and Classes
                                                      -------------------------

                             --------------------------------------------------------------------------
                                                                                       Fee as % of
                                   Funds/Classes                                      Average Daily
                                                                                       Net Assets
                             --------------------------------------------------------------------------
                              1.   Asset Allocation
                                            Class A                                       0.33%
                                            Class B                                       0.33%
                                            Class C                                       0.33%
                                            Institutional Class                           0.25%
                             --------------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                            Fee as % of
           Funds/Classes                                   Average Daily
                                                            Net Assets
     ---------------------------------------------------------------------
      2.   California Limited Term Tax-Free
                   Class A                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      3.   California Tax-Free
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      4.   California Tax-Free Money Market
                   Class A                                     0.27%
                   Service Class                               0.17%
     ---------------------------------------------------------------------
      5.   California Tax-Free Money Market Trust              0.17%
     ---------------------------------------------------------------------
      6.   Cash Investment Money Market
                   Service Class                               0.17%
                   Institutional Class                         0.13%
     ---------------------------------------------------------------------
      7.   Colorado Tax-Free
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      8.   Diversified Bond
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      9.   Diversified Equity
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      10.  Diversified Small Cap
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      11.  Equity Income
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      12.  Equity Index
                   Class A                                     0.33%
                   Class B                                     0.33%
     ---------------------------------------------------------------------
      13.  Government Institutional Money Market
                   Institutional Class                         0.13%
     ---------------------------------------------------------------------
      14.  Government Money Market
                   Class A                                     0.27%
                   Service Class                               0.17%
     ---------------------------------------------------------------------
      15.  Growth Balanced
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                            Fee as % of
           Funds/Classes                                   Average Daily
                                                            Net Assets
     ---------------------------------------------------------------------
      16.  Growth Equity
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      17.  Growth
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      18.  High Yield Bond
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      19.  Income
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      20.  Income Plus
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      21.  Index
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      22.  Index Allocation
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      23.  Inflation-Protected Bond
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      24.  Intermediate Government Income
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      25.  International Equity
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      26.  Large Cap Appreciation
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                            Fee as % of
           Funds/Classes                                   Average Daily
                                                            Net Assets
     ---------------------------------------------------------------------
      27.  Large Cap Value
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      28.  Large Company Growth
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      29.  Limited Term Government Income
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      30.  Liquidity Reserve Money Market
                   Investor Class                              0.27%
     ---------------------------------------------------------------------
      31.  Minnesota Money Market
                   Class A                                     0.27%
     ---------------------------------------------------------------------
      32.  Minnesota Tax-Free
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      33.  Moderate Balanced
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      34.  Money Market
                   Class A                                     0.27%
                   Class B                                     0.27%
     ---------------------------------------------------------------------
      35.  Money Market Trust                                  0.17%
     ---------------------------------------------------------------------
      36.  Montgomery Emerging Markets Focus
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      37.  Montgomery Institutional Emerging Markets
                   Select Class                                0.15%
     ---------------------------------------------------------------------
      38.  Montgomery Mid Cap Growth
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      39.  Montgomery Short Duration Government Bond
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      40.  Montgomery Small Cap
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                            Fee as % of
           Funds/Classes                                   Average Daily
                                                            Net Assets
     ---------------------------------------------------------------------
      41.  Montgomery Total Return Bond
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
                   Select Class                                0.15%
     ---------------------------------------------------------------------
      42.  National Limited Term Tax-Free
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      43.  National Tax-Free
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      44.  National Tax-Free Institutional Money Market
                   Service Class                               0.17%
                   Institutional Class                         0.13%
     ---------------------------------------------------------------------
      45.  National Tax-Free Money Market
                   Class A                                     0.27%
     ---------------------------------------------------------------------
      46.  National Tax-Free Money Market Trust                0.17%
     ---------------------------------------------------------------------
      47.  Nebraska Tax-Free
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      48.  Outlook Today
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      49.  Outlook 2010
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      50.  Outlook 2020
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      51.  Outlook 2030
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      52.  Outlook 2040
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      53.  Overland Express Sweep                              0.27%
     ---------------------------------------------------------------------
      54.  Prime Investment Institutional Money Market
                   Institutional Class                         0.13%
     ---------------------------------------------------------------------
      55.  Prime Investment Money Market
                   Service Class                               0.17%
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                                            Fee as % of
           Funds/Classes                                   Average Daily
                                                            Net Assets
     ---------------------------------------------------------------------
      56.  SIFE Specialized Financial Services
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      57.  Small Cap Growth
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      58.  Small Cap Opportunities
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      59.  Small Company Growth
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      60.  Small Company Value
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      61.  Specialized Health Sciences
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      62.  Specialized Technology
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
     ---------------------------------------------------------------------
      63.  Stable Income
                   Class A                                     0.33%
                   Class B                                     0.33%
                   Class C                                     0.33%
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      64.  Strategic Growth Allocation
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      65.  Strategic Income
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      66.  Tactical Maturity Bond
                   Institutional Class                         0.25%
     ---------------------------------------------------------------------
      67.  Treasury Plus Institutional Money Market
                   Service Class                               0.17%
                   Institutional Class                         0.13%
     ---------------------------------------------------------------------
      68.  Treasury Plus Money Market
                   Class A                                     0.27%
     ---------------------------------------------------------------------
      69.  WealthBuilder Growth                                0.33%
     ---------------------------------------------------------------------
      70.  WealthBuilder Growth and Income                     0.33%
     ---------------------------------------------------------------------
      71.  WealthBuilder Growth Balanced                       0.33%
     ---------------------------------------------------------------------
      72.  100% Treasury Money Market
                   Class A                                     0.27%
                   Service Class                               0.17%
     ---------------------------------------------------------------------

Approved by the Board of Trustees: February 4, 2003, as amended May 6, 2003.

     The foregoing fee schedule is agreed to as of June 9, 2003 and shall remain in effect until changed in writing by the parties.

                                           WELLS FARGO FUNDS TRUST


                                           By:  /s/ C. David Messman
                                               ---------------------------------
                                                 C. David Messman
                                                 Secretary


                                           WELLS FARGO FUNDS MANAGEMENT, LLC


                                           By:  /s/ Stacie D. DeAngelo
                                               ---------------------------------
                                                 Stacie D. DeAngelo
                                                 Vice President